Exhibit 4.1

	INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY	THIS CERTIFICATE IS TRANSFERABLE IN RIDGEFIELD PARK, NJ AND NEW YORK, NY
NUMBER C		SHARES
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 200519 10 6

This Certifies that Is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CAPITAL STOCK OF

Commerce Bancorp, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed.
This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED; BY TRANSFER AGENT AND REGISTRAR AUTHORIZED OFFICER	COMMERCE BANCORP, INC. INCORPORATED 1982 NEW JERSEY	BY /s/Vernon W. Hill, II AUTHORIZED SIGNATURE BY /S/ C. EDWARD JORDAN, JR. AUTHORIZED SIGNATURE

COMMERCE BANCORP, INC.

A full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, the variations in the relative rights and preferences of each series of preferred stock so far as fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series will be furnished upon request and without charge to any shareholder making application to the transfer agent or to the secretary of the corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common	UNIF GIFT MIN ACT—	_______Custodian__________ (Cust) (Minor)
TEN ENT —	as tenants by the entireties		Under Uniform Gifts to Minor Act______________________ (State)
JT EN —	as joint tenants with right of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list.

For value received, _____________________ hereby sell, assign and transfer unto

Please insert social security or other
Identifying number of Assignee

_____________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)
_____________________________________________________________________________________________
_____________________________________________________________________________________________
_______________________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________________________ Attorney to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated__________________

SIGNATURE(S) GUARANTEED:

____________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(banks, Stockbrokers, Savings and Loan Associationsand Credit Unions) WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C.
RULE 17Ad-15.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE WHATEVER.